UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
To
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-51676 (Commission File Number)	42-1672352 (IRS Employer Identification No.)
15010 NE 36TH STREET
REDMOND, WA 98052
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On March 14, 2007, Eddie Bauer Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K, which, among other things, included a copy of a presentation to potential lenders dated March 14, 2007 (the “Lender Presentation”). The graph on slide 15 of the Lender Presentation contained errors with respect to same store sales for the first and third quarters of fiscal 2004. The same store sales change for the first quarter of 2004 should have been (0.9%) rather than 0.9% and the same store sales change for the third quarter of 2004 should have been (3.9%) rather than 3.9%. The corrected version of slide 15 of the Lender Presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01 — Financial Statements and Exhibits

Exhibit No.	Description

99.1	Corrected slide to presentation dated March 14, 2007

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: March 15, 2007	By:	/s/ David Taylor
David Taylor
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Corrected slide to presentation dated March 14, 2007